UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) December 13,2022

                 TERRA ENERGY AND RESOURCE TECHNOLOLGIES INC

              (Exact name of registrant as specified in its charter)

DELAWARE                       333-90272                     56-1940918
(State or other
jurisdiction                  (Commission                     (IRS Employer
of incorporation)             File Number)                 Identification No.)

2405 ESSINGTON RD. B109, JOLIET, ILLINOIS                       60435
(Address of principal executive offices)                       (Zip Code)

Registrants telephone number, including area code 001-312-613-4564

  FORMER ADDRESS: 99 PARK AVE. 16TH FLOOR, NEW YORK, NY 10016
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
 Title of each class        Trading       Name of each exchange on which
                           Symbol(s)                  registered


Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(230.405 of this chapter) or Rule 12b-2 of the Securities
Exchange Act of 1934 (240.12b-2 of this chapter).

                              Emerging growth company             X
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period forcomplying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.


Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form
displays a currently   SEC 873 (03-21)    valid OMB control number.

Section 1 Registrants Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 17th, 2022, Terra Energy and Resource Technologies Inc. entered into a definitive agreement for the acquisition of Maverick Oil and Gas LLC and Barrington Resources LLC to be wholly owned subsidiaries of Terra Energy and Resources Inc.

Maverick and Barrington have four wells in Texas which produce an avg of 10 bbls a day.

Maverick has a technology which enhances production in the wells as well as a partnership with a co-operator which has jet technology to cut into the rock to complete the increase of the production.

Terra Energy and Resource Technologies believes that acquiring these companies will enable Terra to acquire underproducting wells and increase the production and generate greater revenues for the company.

Terra Energy and Resource Technologies also formed a wholly owned subsidiary in Wyoming called Blacktower Oil LLC in which it will use to acquire and hold the leases for Terra Energy and Resource
Technologies Inc.

                    SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 TERRA ENERGY AND RESOURCE TECHNOLOGIES INC
(Registrant)
/S/ ANTHONY SAVIANO,
Chief Executive Officer
 (Signature)*

Date       DECEMBER 12,2022

    Print name and title of the signing officer under his signature.




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